                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                 Hybridon, Inc.
                (Name of Registrant as Specified In Its Charter)

                                      [ ]
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                                 HYBRIDON, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 18, 1997

     NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders of Hybridon, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, November 18, 1997 at 10:00 a.m. at the offices of the Company, 620 Memorial Drive, Cambridge, Massachusetts 02139 (the "Meeting") for the purpose of considering and voting upon the following matters:

     1. To approve an amendment to the Company's Certificate of Incorporation to effect a reverse split of the Company's Common Stock, $.001 par value per share (the "Common Stock"), pursuant to which each five shares of Common Stock then outstanding will be converted into one share.

     2. To transact such other business, if any, as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

     The Board of Directors has fixed the close of business on Thursday, October 30, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. A list of the Company's stockholders is open for examination to any stockholder at the principal executive offices of the Company, 620 Memorial Drive, Cambridge, Massachusetts 02139 and will be available at the Meeting.

                                            By Order of the Board of Directors,

                                            E. ANDREWS GRINSTEAD, III,
                                            Chairman of the Board,
                                            President and Chief Executive
                                            Officer

November 4, 1997

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                                 HYBRIDON, INC.
                               620 MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02139

                                PROXY STATEMENT

                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 18, 1997

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Hybridon, Inc., a Delaware corporation (the "Company"), of proxies for use at the Special Meeting of Stockholders to be held on Tuesday, November 18, 1997 at 10:00 a.m. at the offices of the Company, 620 Memorial Drive, Cambridge, Massachusetts 02139 and at any adjournments thereof (the "Meeting").

     All proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Meeting. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

     THE NOTICE OF MEETING, THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD ARE BEING MAILED TO STOCKHOLDERS ON OR ABOUT NOVEMBER 4, 1997.

VOTING SECURITIES AND VOTES REQUIRED

     On October 30, 1997, the record date for determination of stockholders entitled to vote at the Meeting, there were outstanding and entitled to vote an aggregate of 25,300,252 shares of Common Stock of the Company, $.001 par value per share (the "Common Stock"). Each recordholder of Common Stock is entitled to one vote per share.

     The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

     The affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required for approval of the amendment to the Company's Certificate of Incorporation. Shares which abstain from voting as to the amendment to the Company's Certificate of Incorporation, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a such matter are nonetheless considered outstanding shares and will have the same effect as a vote again the amendment to the Company's Certificate of Incorporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of October 1, 1997, with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) the directors of the Company, (iii) the Chief Executive Officer of the Company and the most highly compensated executive officer (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 in fiscal 1996, and (iv) all current directors and executive officers of the Company as a group.

                                                                          AMOUNT AND NATURE
                                                                      OF BENEFICIAL OWNERSHIP(1)
                                                                     ----------------------------
                                                                     NUMBER OF         PERCENT OF
               NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES            CLASS(2)
-------------------------------------------------------------------  ---------         ----------
5% STOCKHOLDERS

Morgan Grenfell International Funds Management Limited.............  2,441,026(3)          9.65%
  c/o The Royal Bank of Scotland PLC
  London, England

Yahia M.A. Bin Laden...............................................  2,043,750(4)          8.03%
  2, rue Charles Bonnet
  1206 Geneva, Switzerland

HTI Investments, N.V...............................................  1,708,335             6.75%
  c/o Healthcare Technologies
  International, Ltd.
  P.O. Box 42124
  Jeddah, 21541
  Saudi Arabia

Nicris Limited.....................................................  1,550,000             6.13%
  2, rue Charles Bonnet
  1206 Geneva, Switzerland

Youssef El-Zein....................................................  1,498,945(5)          5.61%
  c/o Pillar S.A
  28, Avenue de Messine
  75008 Paris, France

F. Hoffmann-La Roche Ltd...........................................  1,370,114(6)          5.30%
  Postfach
  CH 4002 Basel
  Switzerland

OTHER DIRECTORS AND EXECUTIVE OFFICERS
Nasser Menhall.....................................................  1,276,204(7)          4.81%
E. Andrews Grinstead, III..........................................  1,177,266(8)          4.48%
Mohamed A. El-Khereiji.............................................    904,666(9)          3.51%
Paul C. Zamecnik...................................................    555,100(10)         2.18%
Sudhir Agrawal.....................................................    476,063(11)         1.85%
James B. Wyngaarden................................................     80,000(12)            *
All directors and executive officers as a group (7 persons)........  5,164,175(13)        18.02%

---------------

   * Less than 1%

 (1) The number of shares beneficially owned by each director and executive officer is determined under rules promulgated by the Securities and Exchange Commission (the "SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after October 1, 1997 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as beneficially owned by such person or entity.

 (2) Number of shares deemed outstanding includes 25,300,252 shares outstanding as of October 1, 1997, plus any shares subject to options or warrants held by the person or entity in question that are currently exercisable or exercisable within 60 days following October 1, 1997.

 (3) Share ownership based on Schedule 13D filed with the Commission on September 6, 1996.

 (4) Includes (a) 156,250 shares issuable upon the exercise of warrants held by Mr. Bin Laden, and (b) 1,550,000 shares held by Nicris Limited ("Nicris"). Mr. Bin Laden, a controlling stockholder of Nicris, may be considered a beneficial owner of the shares beneficially owned by such entity.

 (5) Includes (a) 780,697 shares issuable upon the exercise of warrants held by Mr. El-Zein, (b) 284,416 shares issuable upon the exercise of warrants held by Pillar Limited, (c) 64,000 shares held by Pillar Investment, (d) 1,832 shares issuable upon the exercise of warrants held by Pillar Investment, and (e) 325,000 shares issuable upon the exercise of warrants held by Pillar S.A. Also includes 35,000 shares subject to outstanding stock options held by Mr. El-Zein which are exercisable within the 60-day period following October 1, 1997. Mr. El-Zein, an affiliate of Pillar Investment, Pillar Limited and Pillar S.A., may be considered a beneficial owner of the shares beneficially owned by such entities.

 (6) Includes 551,724 shares issuable upon the exercise of a warrant.

 (7) Includes (a) 565,956 shares issuable upon the exercise of warrants held by Mr. Menhall, (b) 284,416 shares issuable upon the exercise of warrants held by Pillar Limited, (c) 64,000 shares held by Pillar Investment, (d) 1,832 shares issuable upon the exercise of warrants held by Pillar Investment, and (e) 325,000 shares issuable upon the exercise of warrants held by Pillar S.A. Also includes 35,000 shares subject to outstanding stock options held by Mr. Menhall which are exercisable within the 60-day period following October 1, 1997. Mr. Menhall, an affiliate of Pillar Limited, Pillar Investment, and Pillar S.A., may be considered a beneficial owner of the shares beneficially owned by such entities.

 (8) Includes 959,370 shares subject to outstanding stock options which are exercisable within the 60-day period following October 1, 1997.

 (9) Includes (a) 420,300 shares issuable upon the exercise of warrants held by Mr. El-Khereiji and (b) 30,000 shares subject to outstanding stock options held by Mr. El-Khereiji which are exercisable within the 60-day period following October 1, 1997. Also includes 454,366 shares beneficially owned by Solter Corporation. Mr. El-Khereiji, an affiliate of Solter Corporation, may be considered a beneficial owner of the shares beneficially owned by such entity.

(10) Includes 125,000 shares subject to outstanding stock options which are exercisable within the 60-day period following October 1, 1997.

(11) Includes 402,263 shares subject to outstanding stock options which are exercisable within the 60-day period following October 1, 1997.

(12) Includes 3,000 shares held by Dr. Wyngaarden's children and 50,000 shares subject to outstanding stock options which are exercisable within the 60-day period following October 1, 1997.

(13) Includes an aggregate of 1,728,201 shares issuable upon the exercise of outstanding warrants exercisable within the 60-day period following October 1, 1997 and an aggregate of 1,636,633 shares issuable upon the exercise of outstanding stock options exercisable within the 60-day period following October 1, 1997.

                   APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                     CERTIFICATE OF INCORPORATION TO EFFECT
                        ONE-FOR-FIVE REVERSE STOCK SPLIT

     The Board of Directors has adopted a resolution declaring the advisability of, and submitting to the stockholders for approval, a proposal to amend the Company's Certificate of Incorporation (the "Proposed Amendment") to effect a reverse split of the Company's Common Stock, pursuant to which each five shares of Common Stock will be automatically converted into one share without any action on the part of the stockholder (the "Reverse Split"). The text of the Proposed Amendment is set forth in Exhibit A to this Proxy Statement.

     Consummation of the Reverse Split will not change the number of shares of Common Stock authorized by the Company's Certificate of Incorporation, which will remain at 100,000,000 shares, or the par value of the Common Stock per share. The Reverse Split will become effective as of 5:00 p.m., Boston time (the "Effective Date"), on the date that the certificate of amendment to the Company's Certificate of Incorporation is filed with the Secretary of State of Delaware. If for any reason the Board of Directors deems it advisable, the Proposed Amendment may be abandoned at any time before the Effective Date, whether before or after the Meeting (even if such proposal has been approved by the stockholders).

     In lieu of issuing less than one whole share resulting from the Reverse Split to holders of an odd number of shares, the Company will determine the fair value of each outstanding share of Common Stock held on the Effective Date of the Reverse Split (the "Fractional Share Purchase Price"). The Company currently anticipates that the Fractional Share Purchase Price will be based on the average daily closing bid price per share of the Common Stock as reported by the primary trading market for the Company's Common Stock for the ten (10) trading days immediately preceding the Effective Date. In the event the Company determines that unusual trading activity would cause such amount to be an inappropriate measure of the fair value of the Common Stock, the Company may base the Fractional Share Purchase Price on the fair market value of the Common Stock as reasonably determined in good faith by the Board of Directors of the Company. Stockholders who hold an odd number of shares on the Effective Date will be entitled to receive, in lieu of the less than one whole share arising as a result of the Reverse Split, cash in the amount of the relevant portion of the Fractional Share Purchase Price.

     As soon as practical after the Effective Date, the Company will mail a letter of transmittal to each holder of record of a stock certificate or certificates which represent issued Common Stock outstanding on the Effective Date. The letter of transmittal will contain instructions for the surrender of such certificate or certificates to the Company's designated exchange agent in exchange for certificates representing the number of whole shares of Common Stock (plus the relevant portion of the Fractional Share Purchase Price, if any) into which the shares of Common Stock have been converted as a result of the Reverse Split. No cash payment will be made or new certificate issued to a stockholder until he has surrendered his outstanding certificates together with the letter of transmittal to the Company's exchange agent. See "-- Exchange of Stock Certificates."

     THE BOARD OF DIRECTORS BELIEVES THE ADOPTION OF THE PROPOSED AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT.

PURPOSE OF THE REVERSE SPLIT

     The Company's shares of Common Stock have been listed, and have traded, on the Nasdaq National Market ("Nasdaq NM") since January 1996 when the Company completed its initial public offering. On September 18, 1997, the Company received a notice of delisting from The Nasdaq Stock Market, Inc. ("NASDAQ") indicating that because the Company was not in compliance with the continued listing requirements of the Nasdaq NM, the Company's Common Stock would be delisted from the Nasdaq NM. The Company has appealed the decision with NASDAQ and a hearing has been scheduled for Thursday, November 6, 1997. The delisting action has been stayed pending the outcome of the appeal.

     The rules of the Nasdaq NM require that as a condition of the continued listing of a company's securities on the Nasdaq NM, a company satisfy at least one of several alternative maintenance requirements, which generally require that a company meet certain minimum criteria relating to its financial condition, results of operations and trading market for its listed securities. The Company is currently exploring a number of potential transactions designed to enable the Company to meet these criteria. However, there can be no assurance that the Company will consummate any of such transactions or that the consummation of any of such transactions would result in the Company complying with the maintenance requirements.

     In August 1997, the Securities and Exchange Commission approved a NASDAQ proposal to revise maintenance criteria for Nasdaq NM designated issuers. The new listing criteria permits an issuer who is unable to meet alternative net tangible assets tests, as amended by the rule change, to continue to be listed on the Nasdaq NM by maintaining a market capitalization of $50 million or total assets and total revenue of $50 million. Under such maintenance requirement, the minimum bid price of the Company's shares of Common Stock also must equal or exceed $5.00, among other criteria. The closing price of the Company's Common Stock on October 29, 1997 was $1.50 per share. Although the new maintenance standards will not become automatically effective until February 1998, the Company believes that NASDAQ would consider compliance with this maintenance requirement in determining whether to continue the listing of the Company's Common Stock on the Nasdaq NM.

     The Company believes that if the Reverse Split is approved by the stockholders at the Meeting, and the Reverse Split is effectuated, the Company's shares of Common Stock will have a minimum bid price in excess of $5.00 per share, and therefore will satisfy one of the criteria of the above-mentioned Nasdaq NM maintenance requirement. However, the Company would also need to satisfy other criteria to meet this new maintenance requirement. These other criteria consist of maintaining (i) a market capitalization of at least $50 million, (ii) a public float of at 1.1 million shares, (iii) a market value of the public float of at least $15 million, (iv) at least 400 shareholders (round lot holders), (v) at least four market makers and (vi) compliance with certain corporate governance requirements. The Company believes that it satisfies all of these other maintenance criteria except for the market capitalization criteria. As of October 29, 1997, the Company's market capitalization was approximately $37.5 million. The Company is currently exploring financing alternatives to permit it to meet the market capitalization criteria even if the price per share of the Common Stock does not increase. There can be no assurance, however, that the Company will be successful in meeting these maintenance criteria or, that, even if these maintenance criteria are met, NASDAQ will continue to list the Company's Common Stock on the Nasdaq NM if the Company is unable to comply with existing maintenance requirements.

     If the Reverse Split is not approved by the stockholders at the Meeting, then it is unlikely that the Company will meet the new listing criteria. The delisting of the Company's Common Stock from the Nasdaq NM could adversely affect the liquidity of the Company's Common Stock and the ability of the Company to raise capital. In such event, the Company intends to make application for listing on the Nasdaq Small Cap Market. If not approved for listing on the Nasdaq Small Cap Market, the shares of Common Stock will likely be quoted in the "pink sheets" maintained by the National Quotation Bureau, Inc. or the NASD Electronic Bulletin Board and the spread between the bid and ask price of the shares of Common Stock is likely to be greater than at present and stockholders may experience a greater degree of difficulty in engaging in trades of shares of Common Stock.

     In addition, the Board of Directors further believes that low trading prices of the Company's Common Stock may have an adverse impact upon the efficient operation of the trading market in the securities. In particular, brokerage firms often charge a greater percentage commission on low-priced shares than that which would be charged on a transaction in the same dollar amount of securities with a higher per share price. A number of brokerage firms will not recommend purchases of low-priced stock to their clients or make a market in such shares, which tendencies may adversely affect the Company.

     Stockholders should note that the effect of the Reverse Split upon the market prices for the Company's Common Stock cannot be accurately predicted. In particular, there is no assurance that prices for shares of the Common Stock after the Reverse Split will be five times the prices for shares of the Common Stock immediately prior to the Reverse Split. Furthermore, there can be no assurance that the proposed Reverse Split will achieve the desired results which have been outlined above, nor can there be any assurance that the Reverse Split will not adversely impact the market price of the Common Stock or, alternatively, that any increased price per share of the Common Stock immediately after the proposed Reverse Split will be sustained for any prolonged period of time. In addition, the Reverse Split may have the effect of creating odd lots of stock for some stockholders and such odd lots may be more difficult to sell or have higher brokerage commissions associated with the sale of such odd lots.

EFFECT OF THE REVERSE SPLIT

     As a result of the Reverse Split, the number of whole shares of Common Stock held by stockholders of record as of the close of business on the Effective Date will automatically, without any action required by the stockholders, be equal to the number of shares of Common Stock held immediately prior to the close of business on the Effective Date divided by five, plus cash in lieu of any fractional share. The Reverse Split will not affect a stockholder's percentage ownership interest in the Company or proportional voting power, except for minor differences resulting from the payment of cash in lieu of fractional shares. The rights and privileges of the holders of shares of Common Stock will be unaffected by the Reverse Split. The par value of the Common Stock will remain at $.001 per share following the Effective Date of the Reverse Split, and the number of shares of Common Stock issued will be reduced. Consequently, the aggregate par value of the issued Common Stock also will be reduced. In addition, the number of authorized but unissued shares of Common Stock will be increased by the Reverse Split, the issuance of which may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of outstanding Common Stock. As the Reverse Split will increase the number of authorized but unissued shares of Common Stock, it may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company's Certificate of Incorporation or By-laws.

     Stockholders have no right under Delaware law or under the Company's Certificate of Incorporation or By-laws to dissent from the Reverse Split.

     The Common Stock is currently registered under Section 12(g) of the Exchange Act and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of the Common Stock under the Exchange Act, and the Company has no current intention of terminating its registration under the Exchange Act.

     Upon consummation of the Reverse Split, the total number of shares currently reserved for grants of stock options and all stock options previously granted would be decreased proportionately. The cash consideration payable per share upon exercise of the stock options would be increased proportionately.

EXCHANGE OF STOCK CERTIFICATES

     As soon as practicable after the Effective Date, the Company intends to require stockholders to exchange their stock certificates ("Old Certificates") for new certificates ("New Certificates") representing the number of whole shares of Common Stock into which their shares of Common Stock have been converted as a result of the Reverse Split (as well as cash in lieu of fractional shares resulting from the reverse split). Stockholders will be furnished with the necessary materials and instructions for the surrender and exchange of stock certificates at the appropriate time by the Company's transfer agent. Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. STOCKHOLDERS SHOULD NOT SUBMIT ANY CERTIFICATES TO THE TRANSFER AGENT UNTIL REQUESTED TO DO SO.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

     The following description of the material federal income tax consequences of the Reverse Split is based upon the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices all as in effect on the date of this Proxy Statement. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies) and does not discuss the tax consequences under the laws of any foreign, state or local jurisdictions. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

     In general, the federal income tax consequences of the proposed Reverse Split will vary among stockholders depending upon whether they receive the Fractional Share Purchase Price or solely New Certificates in exchange for Old Certificates. The Company believes that because the Reverse Split is not part of a plan to increase periodically a stockholder's proportionate interest in the Company's assets or earnings and profits, the Reverse Split probably will have the following federal income tax effects:

          1. A stockholder who receives solely New Certificates will not recognize gain or loss on the exchange. In the aggregate, the stockholder's basis in the Common Stock represented by New Certificates will equal the holder's basis in the Common Stock represented by Old Certificates.

          2. A stockholder who receives a portion of the Fractional Share Purchase Price as a result of the Reverse Split will generally be treated as having received the payment as a distribution in redemption of the Fractional Share, as provided in Section 302(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Each affected stockholder will be required to consult such stockholder's own tax advisor for the tax effect of such redemption (i.e., exchange or dividend treatment) in light of such stockholder's particular facts and circumstances.

          3. The Reverse Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Code, and the Company will not recognize any gain or loss as a result of the Reverse Split.

                                    GENERAL

OTHER MATTERS

     The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than that described above. However, if any other business should come before the Meeting, it is the intention of the persons named in the enclosed Proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Any proposal that a stockholder intends to present at the 1998 Annual Meeting of Stockholders must be submitted to the Secretary of the Company at its principal executive offices, 620 Memorial Drive, Cambridge, Massachusetts 02139, no later than December 19, 1997 in order to be considered for inclusion in the proxy statement relating to that meeting.

COSTS OF SOLICITATION

     The Company will bear the costs of soliciting proxies. In addition to solicitations by mail, the Company's directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the Proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

                                            By Order of the Board of Directors,

                                            E. ANDREWS GRINSTEAD, III,
                                            Chairman of the Board,
                                            President and Chief Executive
                                            Officer

November 4, 1997

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED.

                                                                       EXHIBIT A

RESOLVED:  That, subject to stockholder approval, the following paragraph be inserted prior to the first paragraph of Article FOURTH of the Certificate of Incorporation:

           "That upon the filing date of the Certificate of Amendment of Restated Certificate of Incorporation of the Corporation (the "Effective Date"), a one-for-five reverse split of the Corporation's Common Stock (as defined below) shall become effective, such that each five shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Date shall represent one share of Common Stock from and after the Effective Date."

                                 HYBRIDON, INC.

                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 18, 1997

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF THE COMPANY
                   AND SHOULD BE RETURNED AS SOON AS POSSIBLE

     The undersigned, having received notice of the Special Meeting of Stockholders and the Board of Directors' proxy statement therefor, and revoking all prior proxies, hereby appoint(s) E. Andrews Grinstead, III, Douglas J. Jensen and David E. Redlick, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Special Meeting of Stockholders of HYBRIDON, INC. (the "Company") to be held on Tuesday, November 18, 1997 at 10:00 a.m. at the offices of the Company, 620 Memorial Drive, Cambridge, Massachusetts 02139, and any adjournments thereof, and there to vote and act upon the following matters in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

     In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to any proposal, this proxy will be voted as recommended by the Board of Directors. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

     A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION IS RECOMMENDED BY THE BOARD OF DIRECTORS.

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

1. To approve the amendment to the Company's Certificate of Incorporation to effect a one-for-five reverse split of the Common Stock.

     [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN

Please mark your votes
as indicated below             [X]


MARK HERE                                      MARK HERE IF
FOR ADDRESS     [ ]                            YOU PLAN TO     [ ]
CHANGE AND                                     ATTEND THE
NOTE AT LEFT                                   MEETING


                                    Dated: ______________________, 1997



                                    -----------------------------------
                                                Signature



                                    -----------------------------------
                                         Signature if held jointly



                                    NOTE: PLEASE SIGN EXACTLY AS NAME
                                    APPEARS HEREON. WHEN SHARES ARE HELD BY
                                    JOINT OWNERS, BOTH SHOULD SIGN. WHEN
                                    SIGNING AS ATTORNEY, EXECUTOR,
                                    ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                    PLEASE GIVE FULL TITLE AS SUCH. IF A
                                    CORPORATION, PLEASE SIGN IN FULL
                                    CORPORATE NAME BY AUTHORIZED OFFICER,
                                    GIVING FULL TITLE. IF A PARTNERSHIP,
                                    PLEASE SIGN IN PARTNERSHIP NAME BY
                                    AUTHORIZED PERSON, GIVING FULL TITLE.